UNITED STATES

                  SECURITIES AND EXCHANGE COMMISSION


                        Washington, D.C.  20549


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 25, 1998


                       CCB Financial Corporation
        (Exact name of registrant as specified in its charter)



     North Carolina             0-12358               56-1347849
   (State or other          (Commission File        (IRS Employer
   jurisdiction of              Number)            Identification No.)
    incorporation)



      111 Corcoran Street, Post Office Box 931, Durham, NC  27702
               (Address of principal executive offices)



    Registrant's telephone number, including area code   (919) 683-7777



                                  N/A
     (Former name or former address, if changed since last report)

Item 5.  Other Events.

      On February 25, 1997, the Registrant's Board of Directors authorized the purchase of up to 500,000 shares of the Registrant's common stock. Additional repurchases needed to retire any shares issued for the exercise of options, the dividend reinvestment plan or other corporate purposes are also authorized. Purchases can begin immediately and will be made through open market purchases or privately negotiated transactions, subject to market conditions and trading restrictions. The authorization expires in October 1998.


Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

     Exhibit 99.1   News Release dated February 25, 1998



                              SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CCB FINANCIAL CORPORATION



Date:  March 3, 1997          By: /s/   ROBERT L. SAVAGE, JR.
                                   Robert L. Savage, Jr.
                                   Senior Vice President and
                                   Chief Financial Officer

Date:  March 3, 1997          By: /s/   W. HAROLD PARKER, JR.
                                   W. Harold Parker, Jr.
                                   Senior Vice President and
                                   Chief Accounting Officer